EXHIBIT 10.154



            [NEPAL ELECTRICITY AUTHORITY LETTERHEAD]


International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
U.S.A.

DEG-Deutsche Investitions-und
Entwicklungsgesellschaft mbH
Belvederestrasae 40
D-50933Koln
Federal Republic of Germany

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890-001
U.S.A.

                                                 December 9, 1997

RE:  Upper Bhote Koshi Hydroelectric Project

Ladies and Gentlemen:

      Reference is hereby made to that certain letter agreement (the "Letter") dated May 25, 1997 by and among Nepal Electricity Authority ("NEA"), International Finance Corporation ("FIC") and Wilmington Trust Company, as Trustee and acknowledged and agreed to by Bhote Koshi Power Company Private Limited ("BKPC").

      Capitalized terms used herein, unless otherwise defined herein, shall have their respective meanings as set forth in the Letter.

       Pursuant to such Letter, NEA, among other things, acknowledges and consents to the assignment by BKPC of the Assigned Agreement, including, without limitation, the right to receive all amounts payable under the Assigned Agreement by NEA, to Wilmington Trust Company, as Trustee for the benefit of IFC.

      DEG-Deutsche Investitions-und Entwicklungsgesellschaft MbH ("DEB") has agreed, pursuant to that certain DEG-Investment Agreement to be entered into between DEG and BKPC (the "DEG Investment Agreement") to make loans in the aggregate principal amount of up to Twenty-two million Deutche Marks to BKPC for the purpose of financing a portion of the costs of construction of BKPC's hydroelectric power facility in the Sindhupalchok District of Nepal (the "Project").

      In furtherance of the financing of the Project, NEA hereby agrees as follows:

      1. DEG shall be deemed to be a "Lender" providing financing to BKPC in connection with the Project and shall be entitled to all rights and benefits as a Lender under the Letter. All references to IFC in the letter shall be deemed to include DEG.

      2.    All references to "financing documents" and "security
documents"  in  the  Letter shall be deemed to  include  the  DEG
Investment  Agreement  and  alal  loan  and  security   documents
executed in connection therewith.

      3. DEG, on behalf of itself, shall be entitled to deliver to NEA any and all notices that IFC, on behalf of itself, may be entitled to deliver pursuant to the Letter and NEA to recognize and accept any such notices.

      4.    THIS  LETTER  SHALL BE GOVERNED BY AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE KINGDOM OF NEPAL WITHOUT  REGARD
TO THE PRINCIPLES OF CONFLICTS OF LAWS.

      5. NEA acknowledges and agrees that the activities contemplated by this letter are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that the right of immunity does not and will not arise with respect to such activities or in any legal action or proceeding arising out of or relating to this letter in respect of itself and its properties.

      6. NEA hereby irrevocably agrees that any suit, action or proceeding arising out of or relating to this letter may be instituted in the United States of America in any Federal or State Court sitting in the State of New York, and NEA irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of this venue or the jurisdiction or the convenience of the forum of any such suit, action, or proceeding an dirrevocably submits generally and unconditionally to the jurisdiction of any such court, in any such suit, action, or proceeding. NEA designates and appoints for the term of this letter, Nepal's Permanent Mission to the United Nations, 820 Second Avenue, Suite 202, New York, N.Y. 10017, Telephone (202) 370-4188. Fax: (202) 953-
2038 as its authorized agents to accept, receive, and acknowledge for and on behalf of it and its property service of any and all process which may be served in any suit, action, or proceeding of the type referred to above in the State of New York. NEA irrevocably agrees that any summons and complaint served on its agent shall be in the English language. Nothing herein shall affect the right of any party hereto to commence legal proceedings in Nepal or, to the extent permitted by the laws of Nepal, in any other jurisdiction.

      7.    NEA  acknowledges  and agrees that  Wilmington  Trust
Company will act as the Trustee for the benefit of both IFC and DEG.

      8. NEA confirms the representation and warranties made in paragraph 11 of this Letter as if made as of the date hereof, which representation and warranties are incorporated by reference herein, to and for the benefit of each of the Trustee, IFC and DEG, as if fully set forth herein.

      9. This letter shall terminate and have no further effect after the date on which all amounts payable by BKPC to IFC and DEG under the lender documents shall have been paid in full, and the Trustee shall have provided notice thereof to NEA, which notice the Trustee shall provide within (30) days following payment in full of all such amounts to IFC and DEG under such financing documents.

      10. NEA acknowledges that this letter is for your benefit and for the benefit of your respective transferees, successors and assigns, and any participant in the IFC loans to BKPC, each of which may rely on this letter as though addressed to such person on the date hereof.

Very truly yours,

NEPAL ELECTRICITY AUTHORITY



By:  _________________________
Name:  Kirti Chand Thakur
Title:  Managing Director


Accepted:

BHOTE KOSHI POWER COMPANY PRIVATE LIMITED



By:  __________________________
Name:  William C. Nordlund
Title:  Executive Vice President



INTERNATIONAL FINANCE CORPORATION, as Lender


By:  __________________________
Name:  Nabil Moukarbel
Title:  Authorized Signatory


DEG-DEUTSCHE INVESTITIONS-UND ENTWICKLUNGSGESELLSCHAFT mbh


By:  __________________________
Name:  Boif Greenwald
Title:  Authorized Signatory



WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Trustee



By:  __________________________
Name:
Title:  Authorized Signatory

Acknowledge, agreed and the undersigned further represents that it is not in default under any way material covenant or obligation under this letter or under the Assigned Agreement and no such default has occurred prior to the date hereof.


BHOTE KOSHI POWER COMPANY PRIVATE LIMITED



By:  __________________________
Name:  William C. Nordlund
Title:  Executive Vice President